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                        MORTGAGE LOAN PURCHASE AGREEMENT

         Mortgage Loan Purchase Agreement, dated as of March 22, 2002 (the "Agreement"), between UBS Warburg Real Estate Investments Inc. (together with its successors and permitted assigns hereunder, the "Seller"), UBS Principal Finance LLC, a Delaware limited liability company, as an additional party responsible for the Seller's obligations hereunder (in such capacity, together with its successors and permitted assigns hereunder, the "Additional Party"), and Structured Asset Securities Corporation (together with its successors and permitted assigns hereunder, the "Purchaser").

         The Seller intends to sell and the Purchaser intends to purchase certain multifamily and commercial mortgage loans (the "Mortgage Loans") as provided herein. The Purchaser intends to deposit the Mortgage Loans, together with certain other multifamily and commercial mortgage loans (the "Other Loans"; and, together with the Mortgage Loans, the "Securitized Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates") to be identified as the LB-UBS Commercial Mortgage Trust 2002-C1, Commercial Mortgage Pass-Through Certificates, Series 2002-C1. One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to the Trust Fund. The Certificates will be issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), to be dated as of March 11, 2002, among the Purchaser as depositor, First Union National Bank as master servicer (the "Master Servicer"), Lennar Partners, Inc. as special servicer (the "Special Servicer"), LaSalle Bank National Association as trustee (the "Trustee") and ABN AMRO Bank N.V. as fiscal agent (the "Fiscal Agent"). Capitalized terms used but not defined herein have the respective meanings set forth in the Pooling and Servicing Agreement, as in effect on the Closing Date.

         The Purchaser has entered into an Underwriting Agreement (the "Underwriting Agreement"), dated as of the date hereof, with Lehman Brothers Inc. ("Lehman"), UBS Warburg LLC ("UBSW") and Salomon Smith Barney Inc. (collectively in such capacity, the "Underwriters"), whereby the Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Purchaser has also entered into a Certificate Purchase Agreement (the "Certificate Purchase Agreement"), dated as of the date hereof, with Lehman and UBSW (together in such capacity, the "Placement Agents"), whereby the Purchaser will sell to the Placement Agents all of the remaining Certificates (other than the Residual Interest Certificates).

         In connection with the transactions contemplated hereby, the Seller, UBS (USA), Inc. (the "Co-Indemnitor"), the Purchaser, the Underwriters and the Placement Agents have entered into an Indemnification Agreement (the "Indemnification Agreement"), dated as of the date hereof.

         Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

         SECTION 1. Agreement to Purchase. The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Exhibit A. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans accepted by the Purchaser pursuant to the terms hereof. The Mortgage Loans will have an aggregate principal balance of $600,530,736 (the "Initial UBS Pool Balance") as of the close of

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business on March 11, 2002 (the "Cut-off Date"), after giving effect to any and all payments of principal due thereon on or before such date, whether or not received. The purchase and sale of the Mortgage Loans shall take place on April 2, 2002 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). The consideration for the Mortgage Loans shall consist of:
(A) a cash amount equal to 103.87916% of the Initial UBS Pool Balance, plus interest accrued on each Mortgage Loan at the related Net Mortgage Rate, for the period from and including the Cut-off Date up to but not including the Closing Date, which cash amount shall be paid to the Seller or its designee by wire transfer in immediately available funds (or by such other method as shall be mutually acceptable to the parties hereto) on the Closing Date; and (B) Certificates representing a 48.32% Percentage Interest in each of the Class R-I, Class R-II and Class R-III Certificates (all such Residual Interest Certificates, the "Seller's Residual Interest Certificates").

         SECTION 2. Conveyance of Mortgage Loans.

         (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction or waiver of the conditions to closing set forth in Section 5 hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date (other than the primary servicing rights). The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

         (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date for each Mortgage Loan, but collected after such date, shall belong to, and be promptly remitted to, the Seller.

         (c) On or before the Closing Date, the Seller shall, on behalf of the initial Purchaser, deliver to and deposit with the Trustee a Mortgage File for each Mortgage Loan in accordance with the terms of, and conforming to the requirements set forth in, the Pooling and Servicing Agreement. Concurrently with such delivery, the Seller shall deliver copies of the Mortgage Note, Mortgage(s) and any reserve and cash management agreements with respect to each Mortgage Loan to the Master Servicer and the Special Servicer.

         (d) The Seller shall, through an Independent third party (the "Recording/Filing Agent") retained by it, as and in the manner provided in the Pooling and Servicing Agreement (and in any event within 45 days following the later of the Closing Date and the date on which all necessary recording or filing, as applicable, information is available to the Recording/Filing Agent), cause (i) each assignment of Mortgage, each assignment of Assignment of Leases and each UCC-2 and UCC-3 assignment, in favor of, and delivered as part of the related Mortgage File to, the Trustee, to be submitted for recordation or filing, as the case may be, in the appropriate public office for real property records or Uniform Commercial Code financing statements, as appropriate, and
(ii) such assignments to be delivered to the Trustee following their return by the applicable public recording or filing office, as the case may be, with copies of such returned assignments to be delivered to the Master Servicer on a monthly basis. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected

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document or instrument to the Trustee (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, to the then holder of such Mortgage Loan).

         The Seller shall bear the out-of-pocket costs and expenses of all such recording, filing and delivery contemplated in the preceding paragraph, including, without limitation, any costs and expenses that may be incurred by the Trustee in connection with any such recording, filing or delivery performed by the Trustee at the Seller's request and the fees of the Recording/Filing Agent.

         (e) All documents and records relating to the Mortgage Loans and in the Seller's possession that are not required to be part of the Mortgage File and that are reasonably necessary for the servicing of each such Mortgage Loan or otherwise reasonably requested by the Master Servicer in connection with its duties under the Pooling and Servicing Agreement, together with all unapplied Escrow Payments and Reserve Funds in the possession or under the control of the Seller that relate to the Mortgage Loans and a statement indicating which Escrow Payments and Reserve Funds are allocable to each Mortgage Loan, shall be delivered or caused to be delivered by the Seller to the Master Servicer (or, at the direction of the Master Servicer, to the appropriate sub-servicer), provided that the Seller shall not be required to deliver any draft documents, attorney-client privileged communications or credit or underwriting analyses or data.

         (f) After the Seller's transfer of the Mortgage Loans to the Purchaser, as provided herein, the Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Seller is expressly permitted to complete subsequent to the Closing Date, the Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the Mortgage Loans by the Seller to the Purchaser.

         (g) The Seller shall provide the Master Servicer the initial data with respect to each Mortgage Loan for the CMSA Financial File and the CMSA Loan Periodic Update File that are required to be prepared by the Master Servicer pursuant to the Pooling and Servicing Agreement.

         SECTION 3. Representations, Warranties and Covenants of Seller and Additional Party.

         (a) Each of the Seller and the Additional Party (each, for purposes of this Section 3(a), a "Representing Party") hereby represent and warrant to and covenant with the Purchaser, as of the date hereof, that:

            (i) The Representing Party is duly organized or formed, as the case may be, validly existing and in good standing as a legal entity under the laws of the State of Delaware and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement.

            (ii) This Agreement has been duly and validly authorized, executed and delivered by the Representing Party and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Representing Party, enforceable against the Representing Party in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and

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     (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (iii) The execution and delivery of this Agreement by the Representing Party and the Representing Party's performance and compliance with the terms of this Agreement will not (A) violate the Representing Party's organizational documents, (B) violate any law or regulation or any administrative decree or order to which the Seller is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Representing Party is a party or by which the Representing Party is bound.

            (iv) The Representing Party is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Representing Party's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Representing Party or its properties or have consequences that would materially and adversely affect its performance hereunder.

            (v) The Representing Party is not a party to or bound by any agreement or instrument or subject to any organizational document or any other corporate or limited liability company (as applicable) restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Representing Party's reasonable and good faith judgment, materially and adversely affect the ability of the Representing Party to perform its obligations under this Agreement or that requires the consent of any third person to the execution and delivery of this Agreement by the Representing Party or the performance by the Representing Party of its obligations under this Agreement.

            (vi) Except for the recordation and/or filing of assignments and other transfer documents with respect to the Mortgage Loans, as contemplated by Section 2(d), no consent, approval, authorization or order of, registration or filing with, or notice to, any court or governmental agency or body, is required for the execution, delivery and performance by the Representing Party of or compliance by the Representing Party with this Agreement or the consummation of the transactions contemplated by this Agreement; and no bulk sale law applies to such transactions.

            (vii) No litigation is pending or, to the best of the Representing Party's knowledge, threatened against the Representing Party that would, in the Representing Party good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Representing Party of its obligations under this Agreement.

            (viii) No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Representing Party are pending or contemplated.

         In addition, the Seller hereby further represents and warrants to, and covenants with, the Purchaser, as of the date hereof, that:

            (i) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the

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     consideration specified in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan). The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller. After giving effect to its transfer of the Mortgage Loans to the Purchaser, as provided herein, the value of the Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Seller, and the Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business. The Mortgage Loans do not constitute all or substantially all of the assets of the Seller. The Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

            (ix) The Seller will acquire the Seller's Residual Interest Certificates for its own account and not with a view to, or sale or transfer in connection with, any distribution thereof, in whole or in part, in any manner that would violate the Securities Act or any applicable state securities laws.

            (x) The Seller understands that (A) the Seller's Residual Interest Certificates have not been and will not be registered under the Securities Act or registered or qualified under any applicable state securities laws,
     (B) neither the Purchaser nor any other party is obligated so to register or qualify the Seller's Residual Interest Certificates and (C) neither the Seller's Residual Interest Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless it is (1) registered pursuant to the Securities Act and registered or qualified pursuant to any applicable state securities laws or (2) sold or transferred in a transaction which is exempt from such registration and qualification and the Certificate Registrar has received the certifications and/or opinions of counsel required by the Pooling and Servicing Agreement.

            (xi) The Seller understands that it may not sell or otherwise transfer the Seller's Residual Interest Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 5.02 of the Pooling and Servicing Agreement, which provisions it has or, as of the Closing Date, will have carefully reviewed, and that the Seller's Residual Interest Certificates will bear legends that identify the transfer restrictions to which such Certificates are subject.

            (xii) Neither the Seller nor anyone acting on its behalf has (A) offered, transferred, pledged, sold or otherwise disposed of any Seller's Residual Interest Certificate, any interest in a Seller's Residual Interest Certificate or any other similar security to any person in any manner, (B) solicited any offer to buy or accept a transfer, pledge or other disposition of any Seller's Residual Interest Certificate, any interest in a Seller's Residual Interest Certificate or any other similar security from any person in any manner, (C) otherwise approached or negotiated with respect to any Seller's Residual Interest Certificate, any interest in a Seller's Residual Interest Certificate or any other similar security with any person in any manner, (D) made any general solicitation by means of general advertising or in any other manner, or (E) taken any other action, that (in the case of any of the acts described in clauses (A) through (E) above)

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     would constitute a distribution of the Seller's Residual Interest
     Certificates under the Securities Act, would render the disposition of the Seller's Residual Interest Certificates a violation of Section 5 of the Securities Act or any state securities law or would require registration or qualification of the Seller's Residual Interest Certificates pursuant thereto. The Seller will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Seller's Residual Interest Certificates, any interest in the Seller's Residual Interest Certificates or any other similar security.

            (xiii) The Seller has been furnished with all information regarding
     (A) the Purchaser, (B) the Seller's Residual Interest Certificates and distributions thereon, (C) the nature, performance and servicing of the Other Loans, (D) the Pooling and Servicing Agreement and the Trust Fund, and (E) all related matters, that it has requested.

            (xiv) The Seller is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501(a) under the Securities Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Seller's Residual Interest Certificates; the Seller has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Seller is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

            (xv) The Seller is not a Plan and is not directly or indirectly acquiring the Seller's Residual Interest Certificates on behalf of, as named fiduciary of, as trustee of or with assets of a Plan.

            (xvi) The Seller is a United States Tax Person and is not a Disqualified Organization.

         (b) The Seller hereby makes, for the benefit of the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or as of such other date expressly set forth therein, each of the representations and warranties set forth on Exhibit B hereto.

         SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller and the Additional Party as of the date hereof that:

            (i) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

            (ii) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser and, assuming due authorization, execution and delivery hereof by the Seller and the Additional Party, constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws affecting the enforcement of creditors' rights in general, and (B) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

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            (iii) The execution and delivery of this Agreement by the Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's organizational documents,
     (B) violate any law or regulation or any administrative decree or order to which the Purchaser is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound.

            (iv) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

            (v) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser, as provided herein, as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration specified in Section 1 hereof.

         SECTION 5. Notice of Breach; Cure; Repurchase.

         (a) If the Seller or the Additional Party discovers or receives notice of a Document Defect or a breach of any of its representations and warranties made pursuant to Section 3(b) hereof (each such breach, a "Breach") relating to any Mortgage Loan, and such Document Defect or Breach materially and adversely affects the interests of the Purchaser in such Mortgage Loan (in which case any such Document Defect or Breach would be a "Material Document Defect" or a "Material Breach", as the case may be), then (subject to Section 5(b)) the Seller shall, within 90 days after its discovery or receipt of notice of such Material Document Defect or Material Breach (or, in the case of a Material Document Defect or Material Breach that affects whether a Mortgage Loan was, as of the Closing Date, is or will continue to be a "qualified mortgage" within the meaning of the REMIC Provisions, not later than 90 days of any party discovering such Material Document Defect or Material Breach) (such 90-day period, in either case, the "Initial Resolution Period"), (i) cure such Material Document Defect or Material Breach, as the case may be, in all material respects, which cure shall include payment of any Additional Trust Fund Expenses associated therewith, or (ii) repurchase the affected Mortgage Loan (or the related Mortgaged Property) from, and in accordance with the directions of, the Purchaser or its designee, at a price equal to the Purchase Price; provided that if (i) any such Material Breach or Material Document Defect, as the case may be, does not affect whether the Mortgage Loan was, as of the Closing Date, is or will continue to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (a "Qualified Mortgage"), (ii) such Material Breach or Material Document Defect, as the case may be, is capable of being cured but not within the applicable Initial Resolution Period, (iii) the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and (iv) the Seller shall have delivered to the Purchaser a certification executed on behalf of the Seller by an officer thereof confirming that such Material Breach or Material Document Defect, as the case may be, is not capable of being cured within the applicable Initial Resolution Period, setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be cured within an additional period not to exceed 90 days beyond the end of the applicable Initial Resolution Period, then the Seller shall have

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such additional 90-day period (the "Resolution Extension Period") to complete such cure or, failing such, to repurchase the affected Mortgage Loan (or the related Mortgaged Property). Any such repurchase of a Mortgage Loan shall be on a whole loan, servicing released basis. The Seller and the Additional Party shall have no obligation to monitor the Mortgage Loans regarding the existence of a Breach or Document Defect, but if the Seller or the Additional Party discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser.

         (b) If one or more (but not all) of the Mortgage Loans constituting a Cross-Collateralized Group are to be repurchased by the Seller as contemplated by Section 5(a), then, prior to the subject repurchase, the Purchaser or its designee shall use reasonable efforts, subject to the terms of the related Mortgage Loans, to prepare and, to the extent necessary and appropriate, have executed by the related Mortgagor and record, such documentation as may be necessary to terminate the cross-collateralization between the Mortgage Loans in such Cross-Collateralized Group that are to be repurchased, on the one hand, and the remaining Mortgage Loans therein, on the other hand, such that those two groups of Mortgage Loans are each secured only by the Mortgaged Properties identified in the Mortgage Loan Schedule as directly corresponding thereto; provided that, if such Cross-Collateralized Group is still subject to the Pooling and Servicing Agreement, then no such termination shall be effected unless and until (i) the Purchaser or its designee has received from the Seller
(A) an Opinion of Counsel to the effect that such termination will not cause an Adverse REMIC Event to occur with respect to any REMIC Pool or an Adverse Grantor Trust Event with respect to the Grantor Trust and (B) written confirmation from each Rating Agency that such termination will not cause an Adverse Rating Event to occur with respect to any Class of Certificates and (ii) the Controlling Class Representative (if one is acting) has consented (which consent shall not be unreasonably withheld and shall be deemed to have been given if no written objection is received by the Seller within 10 days of the Controlling Class Representative's receipt of a written request for such consent); and provided, further, that the Seller may, at its option, purchase the entire Cross-Collateralized Group in lieu of terminating the cross-collateralization. All costs and expenses incurred by the Purchaser or its designee pursuant to this paragraph shall be included in the calculation of Purchase Price for the Mortgage Loan(s) to be repurchased. If the cross-collateralization of any Cross-Collateralized Group is not or cannot be terminated as contemplated by this paragraph, then, for purposes of (i) determining whether any Breach or Document Defect, as the case may be, materially and adversely affects the interests of the Purchaser in any Mortgage Loan, and (ii) the application of remedies, such Cross-Collateralized Group shall be treated as a single Mortgage Loan.

         It shall be a condition to any repurchase of a Mortgage Loan by the Seller pursuant to Section 5(a) that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto), to the extent that such ownership interest was transferred to the Purchaser hereunder. If any Mortgage Loan is to be repurchased as contemplated by Section 5(a), the Seller shall amend the Mortgage Loan Schedule to reflect the removal of such Mortgage Loan and shall forward such amended schedule to the Purchaser.

         (c) It is understood and agreed that the obligations of the Seller set forth in Section 5(a) to cure any Material Breach or Material Document Defect or to repurchase such Mortgage Loan, constitute the sole remedies available to the Purchaser with respect to any Breach or Document Defect.

         SECTION 6. Obligations of the Additional Party. The Additional Party hereby covenants and agrees with the Purchaser that the Additional Party shall be liable to the Purchaser and

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any designee thereof to the same extent as the Seller as set forth herein, for all the obligations of the Seller under Section 5 hereof. The Additional Party further agrees that the Purchaser shall not be bound or obligated to initially request the Seller to perform any of its obligations hereunder, but may instead initially request the Additional Party to perform such obligations. Additionally, the Additional Party agrees that the Purchaser shall not be bound or obligated in anyway to exhaust recourse against the Seller before being entitled to demand the performance by the Additional Party of its obligations hereunder. Performance by the Additional Party of any of the Seller's obligations hereunder shall be deemed to be performance thereof by the Seller.

         SECTION 7. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Sidley Austin Brown & Wood LLP, 875 Third Avenue, New York, New York 10022 at 10:00 A.M., New York City time, on the Closing Date.

         The Closing shall be subject to each of the following conditions:

         (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement, and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement, shall be true and correct in all material respects as of the Closing Date;

         (b) Insofar as it affects the obligations of the Seller hereunder, the Pooling and Servicing Agreement shall be in a form mutually acceptable to the Purchaser and the Seller;

         (c) All documents specified in Section 8 of this Agreement (the "Closing Documents"), in such forms as are reasonably acceptable to the Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

         (d) The Seller shall have delivered and released to the Trustee (or a Custodian on its behalf), the Master Servicer and the Special Servicer all documents and funds required to be delivered to the Trustee, the Master Servicer and the Special Servicer, respectively, pursuant to Section 2 of this Agreement;

         (e) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

         (f) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement; and

         (g) Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

         Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

         SECTION 8. Closing Documents. The Closing Documents shall consist of the following:

         (a) This Agreement duly executed by the Purchaser, the Additional Party and the Seller;

         (b) The Pooling and Servicing Agreement duly executed by the parties thereto;

         (c) The Indemnification Agreement duly executed by the parties thereto;

         (d) Certificates of each of the Seller and the Additional Party, executed by a duly authorized officer of the Seller or the Additional Party, as the case may be, and dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that: (i) the representations and warranties of the Seller or the Additional Party, as the case may be, in this Agreement and of the Seller in the Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller or the Additional Party, as the case may be, has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

         (e) An Officer's Certificate from an officer of each of the Seller and the Additional Party, in his or her individual capacity, dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that each individual who, as an officer or representative of the Seller or the Additional Party, as the case may be, signed this Agreement, the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or in the Indemnification Agreement, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

         (f) As certified by an officer of each of the Seller and the Additional Party, true and correct copies of (i) the resolutions of the board of directors authorizing the Seller's entering into the transactions contemplated by this Agreement and the Indemnification Agreement, (ii) the organizational documents of the Seller or the Additional Party, as the case may be, and (iii) a certificate of good standing of the Seller or the Additional Party, as the case may be, issued by the Secretary of State of the State of Delaware not earlier than 10 days prior to the Closing Date;

         (g) A Certificate of the Co-Indemnitor, executed by a duly authorized officer of the Co-Indemnitor and dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that the representations and warranties of the Co-Indemnitor in the Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date;

         (h) An Officer's Certificate from an officer of the Co-Indemnitor, in his or her individual capacity, dated the Closing Date, and upon which the initial Purchaser, the Underwriters and the Placement Agents may rely, to the effect that each individual who, as an officer or representative of the Co-Indemnitor, signed the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated therein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

         (i) As certified by an officer of the Co-Indemnitor, true and correct copies of (i) the resolutions of the board of directors authorizing the Co-Indemnitor's entering into the transactions contemplated by the Indemnification Agreement, (ii) the organizational documents of the Co-Indemnitor, and (iii) a certificate of good standing of the Co-Indemnitor issued by the Secretary of State of the State of Delaware not earlier than 10 days prior to the Closing Date;

         (j) A favorable opinion of Cadwalader, Wickersham & Taft, special counsel to the Seller, the Additional Party and the Co-Indemnitor, substantially in the form attached hereto as Exhibit C-1, dated the Closing Date and addressed to the initial Purchaser, the Underwriters, the Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement, together with such other opinions of Cadwalader, Wickersham & Taft as may be required by the Rating Agencies in connection with the transactions contemplated hereby;

         (k) A favorable opinion of in-house counsel to each of the Seller, the Additional Party and the Co-Indemnitor, substantially in the form attached hereto as Exhibit C-2, dated the Closing Date and addressed to the initial Purchaser, the Underwriters, the Placement Agents, the Rating Agencies and, upon request, the other parties to the Pooling and Servicing Agreement;

         (l) In connection with the Seller's receipt of the Seller's Residual Interest Certificates, a Transfer Affidavit and Agreement in the form contemplated by the Pooling and Servicing Agreement; and

         (m) Such further certificates, opinions and documents as the Purchaser may reasonably request.

         SECTION 9. Costs. An amount equal to 48.32% of all reasonable out-of-pocket costs and expenses incurred by the Seller, the initial Purchaser, the Underwriters, the Placement Agents and the seller of the Other Loans to the Purchaser in connection with the securitization of the Securitized Loans and the other transactions contemplated by this Agreement, the Underwriting Agreement and the Certificate Purchase Agreement shall be payable by the Seller.

         SECTION 10. Grant of a Security Interest. The parties hereto agree that it is their express intent that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then it is the express intent of the parties that: (i) such conveyance shall be deemed to be a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller; (ii) this Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the applicable Uniform Commercial Code; (iii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (iv) the assignment to the Trustee of the interest of the Purchaser in and to the Mortgage Loans shall be deemed to be an assignment of any security interest created hereunder; (v) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes for the Mortgage Loans, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-313 of the applicable Uniform Commercial Code; and

(vi) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from such persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement.

         SECTION 11. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice hereunder to the other parties. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

         SECTION 12. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller, the Additional Party and/or the Co-Indemnitor submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee).

         SECTION 13. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

         SECTION 14. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

         SECTION 15. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES). THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

         SECTION 16. Further Assurances. The Seller, the Additional Party and the Purchaser agree to execute and deliver such instruments and take such further actions as any other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

         SECTION 17. Successors and Assigns. The rights and obligations of the Seller and the Additional Party under this Agreement shall not be assigned by the Seller or the Additional Party without the prior written consent of the Purchaser, except that any person into which the Seller or the Additional Party, as the case may be, may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller or the Additional Party, as the case may be, is a party, or any person succeeding to all or substantially all of the business of the Seller or the Additional Party, shall be the successor to the Seller or the Additional Party, as the case may be, hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their respective successors and permitted assigns.

         SECTION 18. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. The Seller's and the Additional Party's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, unless the Seller or the Additional Party, as applicable, has consented to such amendment or modification in writing.

         IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.


                                        SELLER

                                        UBS WARBURG REAL ESTATE INVESTMENTS INC.

                                        By: /s/ Robert Pettinato
                                            ------------------------------------
                                            Name: Robert Pettinato
                                            Title: Director

                                        By: /s/ Andrew B. Cohen
                                            ------------------------------------
                                            Name: Andrew B. Cohen
                                            Title: Director

                                        Address for Notices:
                                        1285 Avenue of the Americas, 11th Floor
                                        New York, New York 10019
                                        Attention: Ahmed Alali
                                        Telecopier No.: (212) 713-8518


                                        ADDITIONAL PARTY

                                        UBS PRINCIPAL FINANCE LLC

                                        By: /s/ Robert Pettinato
                                            ------------------------------------
                                            Name: Robert Pettinato
                                            Title: Director

                                        By: /s/ Andrew B. Cohen
                                            ------------------------------------
                                            Name: Andrew B. Cohen
                                            Title: Director

                                        Address for Notices:
                                        1285 Avenue of the Americas, 11th Floor
                                        New York, New York 10019
                                        Attention: Ahmed Alali
                                        Telecopier No.: (212) 713-8518

                                        PURCHASER

                                        STRUCTURED ASSET SECURITIES CORPORATION

                                        By: /s/ Precilla Torres
                                            ------------------------------------
                                            Name: Precilla Torres
                                            Title: Senior Vice President

                                        Address for Notices:
                                        Structured Asset Securities Corporation
                                        745 Seventh Avenue
                                        New York, New York 10019
                                        Attention: Scott Lechner
                                        Telecopier No.: (646) 758-4203

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

    PROPERTY NAME                ADDRESS               CITY       STATE      ZIP        CUT-OFF DATE    MONTHLY P&I     MORTGAGE
                                                                             CODE          BALANCE        PAYMENT         RATE
400 Atlantic Street     400 Atlantic Street         Stamford      CT         06901        87,000,000     564,218.08       6.437

First Bank and Trust    One Galleria Boulevard      Metairie      LA         70001        39,850,496     272,870.51       7.250
Center

260 11th Avenue         260 11th Avenue             New York      NY         10001        35,912,633     270,737.69       7.700

235 Second Street       235 Second Street           San           CA         94105        32,500,000     309,462.24       7.940
                                                    Francisco

Westfield Portfolio     Various                     Various       CA       Various        30,066,418     198,660.13       7.820
B Note

270 Corporate Center    20251 and 20300 Century     Germantown    MD         20874        25,200,000     176,145.60       7.330
II                      Boulevard

Metro Park North        400 East Gude Drive,        Rockville     MD         20855        24,700,000     169,028.09       7.110
                        7300, 7301 and 7362
                        Calhoun Place

Big V Town Center       366 Windsor Highway         New Windsor   NY         12553        21,431,715     145,939.47       7.200

270 Corporate Center I  20201 and 20250 Century     Germantown    MD         20874        21,000,000     146,788.00       7.330
                        Boulevard

Berkeley Crossing       1608 4th Street             Berkeley      CA         94710        18,459,044     129,988.71       7.550

Food 4 Less Shopping    5420 Sunset Boulevard       Los Angeles   CA         90027        17,916,571     126,566.81       7.550
Center - Hollywood

Key Plaza Shopping      2900 North Roosevelt        Key West      FL         33040        17,730,026     128,761.42       7.880
Center                  Boulevard

Sprint Building         965 North Keller Road       Altamonte     FL         32714        15,100,000     106,202.47       7.560
                                                    Springs

City Center West II     7251 West Lake Mead         Las Vegas     NV         89128        14,633,365     105,055.65       7.760
                        Boulevard

U-Haul Pool B           Various                     Various       Various  Various        14,583,455     105,353.80       7.820

Shelby's Creek          3050 South Nellis           Las Vegas     NV         89121        12,970,872      90,808.89       7.490
Apartments              Boulevard

U-Haul Pool A           Various                     Various       Various  Various        12,945,100      93,517.99       7.820

Lakeside at Loudoun     21345 Ridgetop Circle       Sterling      VA         20166        12,660,846      87,499.46       7.350
Building II

U-Haul Pool D           Various                     Various       Various  Various        11,492,445      83,023.72       7.820

U-Haul Pool C           Various                     Various       Various  Various        11,397,598      82,338.53       7.820

Foss Distribution       Various                     Hampton       NH       03842          10,929,636      83,447.58       7.800

Food 4 Less Shopping    2750 East First Street      Los Angeles   CA         90033        10,417,721      74,573.70       7.680
Center - Boyle
Heights

35 Ryerson              35 Ryerson Street           Brooklyn      NY         11205        10,250,000      78,771.96       7.950

Lakeside at Loudoun     21351 Ridgetop Circle       Sterling      VA         20166         9,769,787      67,519.27       7.350
Building I

Palermo Apartments      5870 West Harmon Avenue     Las Vegas     NV         89103         8,201,202      57,778.36       7.560

Shoreline Plaza         830 Boston Post Road        Guilford      CT       06437           6,436,769      44,694.71       7.330
Shopping Center

ManTech Building        46610 Expedition Drive      Lexington     MD         20653         6,153,019      44,280.07       7.785
                                                    Park

Titan Building          22290 Exploration Drive     Lexington     MD         20653         5,853,359      42,123.58       7.785
                                                    Park

Stanford Court          402-430 East O'Keefe        East Palo     CA         94303         4,921,908      35,165.94       7.705
Apartments              Street                      Alto

    PROPERTY NAME                   ADDRESS               CITY     STATE       ZIP         CUT-OFF DATE   MONTHLY P&I      MORTGAGE
                                                                               CODE           BALANCE        PAYMENT         RATE
Summit by the Lake         105 Skytop Manor            Scranton    PA          18505         4,888,483      33,426.64        7.250
Apartments

University Center          2001 Manhattan Avenue       East Palo   CA          94303         4,397,769      31,421.09        7.705
Apartments                                             Alto

Walgreens - Marrero        2570 Barataria Boulevard    Marrero     LA          70072         3,307,208      22,614.14        7.250

25 Avenue C                25 Avenue C                 New York    NY          10009         3,184,038      22,123.42        7.385

Walgreens -                4330 Highway 22             Mandeville  LA          70471         2,663,724      18,214.11        7.250
Mandeville

Lawndale Mobile            13590 Center Street         Weston      OH          43569         2,545,937      18,382.32        7.220
Plaza, Inc.

Eagan McAllister           46561 Expedition Drive      Lexington   MD          20653         2,507,155      18,042.69        7.785
Building                                               Park

Staples - Murrieta         25070 Madison Avenue        Murrieta    CA          92562         2,381,487      16,297.19        7.250

Wheel Estate Mobile        3701 Mustang Drive          Grapevine   TX          76051         2,312,704      15,826.49        7.250
Home Park

Leisure Living             8401 Randol Mill Road       Fort Worth  TX          76120         2,294,458      15,495.53        7.125
Mobile Home Park

Security Self Storage      Various                     Various     CT        Various         2,170,000      16,390.63        7.750

Parkway - Yorkway          2315-2321 Lincoln Road      Washington  DC          20002         1,892,899      12,961.35        7.250
Apartments                 Northeast

Bloomdale Mobile           Route 5 & 20                Bloomfield  NY          14469         1,736,311      12,057.01        7.350
Home Park

Maple Grove Mobile         G-4493 Fenton Road          Burton      MI          77547         1,711,641      12,026.49        7.500
Home Park

Red Bank Apartments        Various                     Cincinnati  OH          45227         1,495,622      10,616.91        7.625

Speer Mobile Home          1833 North Branch Forbes    Plant City  FL          33564         1,492,916      10,616.91        7.625
Park                       Road

CVS - Alabaster            520 Highway 119             Alabaster   AL          35007         1,393,809       9,669.45        7.375

Stanford Gardens           501 O'Connor Street &       East Palo   CA          94303         1,163,088       8,310.00        7.705
Apartments                 2012 Euclid Avenue          Alto

Katy Building              701 Commerce Street         Dallas      TX          75202           998,841       6,992.15        7.500

Downing Street             31 Downing Street           Flushing    NY          11354           985,804       7,959.26        7.500
Retail Center

Stewart Mobile Home        325 East First Street       Ault        CO          80610           873,551       6,208.25        7.650
Park

Village at East Fork       749 Highway 91              Leadville   CO          80461           872,226       6,753.39        8.000

Beach Front Hilltop        7281 Morrow Road            Covington   NY          14525           796,329       5,731.30        7.750
Acres Mobile Home
Park

Willow Cove Mobile         3380 Rochester Road         Livonia     NY          14480           676,792       4,815.34        7.630
Home Park

Woodland                   Dale Road                   Hereford    PA          19504           672,079       4,952.91        8.000
Manufactured Home                                      Township
Park

Dismuke Apartments         1907 Dismuke Street         Houston     TX          77023           631,879       5,199.12        9.125


    PROPERTY NAME        REMAINING      MATURITY       REMAINING        INTEREST      ADMINISTRATIVE      MASTER        GROUND
                          TERM TO         DATE       AMORTIZATION    ACCRUAL BASIS        COST RATE     SERVICING      LEASE (?)
                         MATURITY                        TERM                                              FEE
400 Atlantic Street          118        1/11/2012        358           Actual/360           0.0517         0.050      Fee Simple

First Bank and Trust         115       10/11/2031        355           Actual/360           0.0517         0.050      Fee Simple
Center

260 11th Avenue              130        1/11/2027        298           Actual/360           0.0517         0.050      Fee Simple

235 Second Street            121        4/11/2017        180           Actual/360           0.0517         0.050      Fee Simple

Westfield Portfolio B         93       12/11/2029        360           Actual/360           0.1017         0.100      Fee Simple
Note

270 Corporate Center         120        3/11/2032        340           Actual/360           0.0517         0.050      Fee Simple
II

Metro Park North             119        2/11/2032        340           Actual/360           0.0517         0.050      Fee Simple

Big V Town Center            116       11/11/2031        356           Actual/360           0.0517         0.050      Fee Simple

270 Corporate Center I       120        3/11/2032        340           Actual/360           0.0517         0.050      Fee Simple

Berkeley Crossing            117       12/11/2011        357           Actual/360           0.0517         0.050      Fee Simple

Food 4 Less Shopping         112        7/11/2011        352           Actual/360           0.0517         0.050      Fee Simple
Center - Hollywood

Key Plaza Shopping           119        2/11/2012        359           Actual/360           0.0517         0.050      Fee Simple
Center

Sprint Building              120        3/11/2032        360           Actual/360           0.0517         0.050      Fee Simple

City Center West II          119        2/11/2012        359           Actual/360           0.0517         0.050      Fee Simple

U-Haul Pool B                118        1/11/2032        358           Actual/360           0.0517         0.050      Fee Simple

Shelby's Creek               117       12/11/2011        357           Actual/360           0.0517         0.050      Fee Simple
Apartments

U-Haul Pool A                118        1/11/2032        358           Actual/360           0.0517         0.050      Fee Simple

Lakeside at Loudoun          116       11/11/2031        356           Actual/360           0.0517         0.050      Fee Simple
Building II

U-Haul Pool D                118        1/11/2032        358           Actual/360           0.0517         0.050      Fee Simple

U-Haul Pool C                118        1/11/2032        358           Actual/360           0.0517         0.050      Fee Simple

Foss Distribution            114        9/11/2026        294           Actual/360           0.0517         0.050      Fee Simple

Food 4 Less Shopping         111        6/11/2011        351           Actual/360           0.0517         0.050      Fee Simple
Center - Boyle Heights

35 Ryerson                   120        3/11/2012        300           Actual/360           0.0517         0.050      Fee Simple

Lakeside at Loudoun          116       11/11/2031        356           Actual/360           0.0517         0.050      Fee Simple
Building I

Palermo Apartments           118        1/11/2012        358           Actual/360           0.0517         0.050      Fee Simple

Shoreline Plaza              107        2/11/2011        347           Actual/360           0.0517         0.050      Fee Simple
Shopping Center

ManTech Building             119        2/11/2032        359           Actual/360           0.0517         0.050      Fee Simple

Titan Building               119        2/11/2032        359           Actual/360           0.0517         0.050      Fee Simple

Stanford Court               118        1/11/2012        358           Actual/360           0.0517         0.050      Fee Simple
Apartments

Summit by the Lake           117       12/11/2011        357           Actual/360           0.0517         0.050      Fee Simple
Apartments

University Center            118        1/11/2012        358           Actual/360           0.0517         0.050      Fee Simple
Apartments

Walgreens - Marrero          117       12/11/2011        357           Actual/360           0.0517         0.050      Fee Simple

25 Avenue C                  113        8/11/2011        353           Actual/360           0.0517         0.050      Fee Simple

Walgreens - Mandeville       117       12/11/2011        357           Actual/360           0.0517         0.050      Fee Simple

Lawndale Mobile              119        2/11/2012        299           Actual/360           0.0517         0.050      Fee Simple
Plaza, Inc.

Eagan McAllister             119        2/11/2032        359           Actual/360           0.0517         0.050      Fee Simple
Building

Staples - Murrieta           116       11/11/2011        356           Actual/360           0.0517         0.050      Fee Simple

Wheel Estate Mobile          116       11/11/2011        356           Actual/360           0.0517         0.050      Fee Simple
Home Park

Leisure Living Mobile        117       12/11/2011        357           Actual/360           0.0517         0.050      Fee Simple
Home Park

Security Self Storage        120        3/11/2012        300           Actual/360           0.0517         0.050      Fee Simple

Parkway - Yorkway            115       10/11/2011        355           Actual/360           0.0517         0.050      Fee Simple
Apartments


    PROPERTY NAME        REMAINING     MATURITY     REMAINING       INTEREST     ADMINISTRATIVE      MASTER      GROUND
                          TERM TO        DATE     AMORTIZATION   ACCRUAL BASIS     COST RATE       SERVICING     LEASE (?)
                         MATURITY                     TERM                                            FEE
Bloomdale Mobile Home       109        4/11/2011      349         Actual/360         0.0517          0.050      Fee Simple
Park

Maple Grove Mobile          113        8/11/2011      353         Actual/360         0.0517          0.050      Fee Simple
Home Park

Red Bank Apartments         116       11/11/2011      356         Actual/360         0.0517          0.050      Fee Simple

Speer Mobile Home Park      113        8/11/2011      353         Actual/360         0.0517          0.050      Fee Simple

CVS - Alabaster             114        9/11/2011      354         Actual/360         0.0517          0.050      Fee Simple

Stanford Gardens            118        1/11/2012      358         Actual/360         0.0517          0.050      Fee Simple
Apartments

Katy Building               119        2/11/2012      359         Actual/360         0.0517          0.050      Fee Simple

Downing Street Retail       119        2/11/2012      239         Actual/360         0.0517          0.050      Leasehold
Center

Stewart Mobile Home         118        1/11/2012      358         Actual/360         0.0517          0.050      Fee Simple
Park

Village at East Fork        117       12/11/2011      297         Actual/360         0.0517          0.050      Fee Simple

Beach Front Hilltop         113        8/11/2011      353         Actual/360         0.0517          0.050      Fee Simple
Acres Mobile Home Park

Willow Cove Mobile          113        8/11/2011      353         Actual/360         0.0517          0.050      Fee Simple
Home Park

Woodland Manufactured       113        8/11/2011      353         Actual/360         0.0517          0.050      Fee Simple
Home Park

Dismuke Apartments           96        3/11/2010      336         Actual/360         0.0517          0.050      Fee Simple

                                                                             CREDIT LEASE
    PROPERTY NAME      DEFEASANCE       ARD        ANTICIPATED       ARD         LOAN         RESIDUAL         CROSS
                                     MORTGAGE      REPAYMENT        SPREAD      (TENANT,        VALUE      COLLATERALIZED
                                        LOAN          DATE                   GUARANTOR OR     INSURANCE
                                                                             RATED PARTY)
400 Atlantic Street       Defeasance        No                         0.00          No             Yes             No

First Bank and Trust      Defeasance        Yes        10/11/2011      2.00          No             Yes             No
Center

260 11th Avenue           Defeasance        Yes         1/11/2013      2.00          No             Yes             No

235 Second Street         Defeasance        Yes         4/11/2012      2.00          No             Yes             No

Westfield Portfolio B     Yield             Yes        12/11/2009      4.00          No             No              Yes - J
Note                      Maintenance/
                          Defeasance

270 Corporate Center      Defeasance        Yes         3/11/2012      2.00          No             Yes             Yes - H
II

Metro Park North          Defeasance        Yes         2/11/2012      2.00          No             Yes             No

Big V Town Center         Defeasance        Yes        11/11/2011      2.00          No             Yes             No

270 Corporate Center I    Defeasance        Yes         3/11/2012      2.00          No             Yes             Yes - H

Berkeley Crossing         Defeasance        No                         0.00          No             Yes             No

Food 4 Less Shopping      Defeasance        No                         0.00          No             Yes             No
Center - Hollywood

Key Plaza Shopping        Defeasance        No                         0.00          No             Yes             No
Center

Sprint Building           Defeasance        Yes         3/11/2012      2.00          No             Yes             No

City Center West II       Defeasance        No                         0.00          No             Yes             No

U-Haul Pool B             Defeasance        Yes         1/11/2012      2.00          No             Yes             Yes - B

Shelby's Creek            Defeasance        No                         0.00          No             Yes             No
Apartments

U-Haul Pool A             Defeasance        Yes         1/11/2012      2.00          No             Yes             Yes - B

Lakeside at Loudoun       Greater of YM or  Yes        11/11/2011      2.00          No             Yes             Yes - I
Building II               1%

U-Haul Pool D             Defeasance        Yes         1/11/2012      2.00          No             Yes             Yes - B

U-Haul Pool C             Defeasance        Yes         1/11/2012      2.00          No             Yes             Yes - B

Foss Distribution         Defeasance        Yes         9/11/2011      2.00          No             Yes             Yes - C

Food 4 Less Shopping      Defeasance        No                         0.00          No             Yes             No
Center - Boyle Heights

35 Ryerson                Defeasance        No                         0.00          No             Yes             No

Lakeside at Loudoun       Greater of YM or  Yes        11/11/2011      2.00          No             Yes             Yes - I
Building I                1%

Palermo Apartments        Defeasance        No                         0.00          No             Yes             No

Shoreline Plaza           Defeasance        No                         0.00          No             Yes             No
Shopping Center

ManTech Building          Defeasance        Yes         2/11/2012      2.00          No             Yes             Yes - G

Titan Building            Defeasance        Yes         2/11/2012      2.00          No             Yes             Yes - G

Stanford Court            Defeasance        No                         0.00          No             Yes             Yes - A
Apartments

Summit by the Lake        Defeasance        No                         0.00          No             Yes             No
Apartments

University Center         Defeasance        No                         0.00          No             Yes             Yes - A
Apartments

Walgreens - Marrero       Defeasance        No                         0.00          No             No              No

25 Avenue C               Defeasance        No                         0.00          No             Yes             No

Walgreens - Mandeville    Defeasance        No                         0.00          No             No              No

Lawndale Mobile           Defeasance        No                         0.00          No             Yes             No
Plaza, Inc.

Eagan McAllister          Defeasance        Yes         2/11/2012      2.00          No             Yes             Yes - G
Building

Staples - Murrieta        Defeasance        No                         0.00          No             Yes             No

Wheel Estate Mobile       Defeasance        No                         0.00          No             Yes             No
Home Park

Leisure Living Mobile     Defeasance        No                         0.00          No             Yes             No
Home Park

Security Self Storage     Defeasance        No                         0.00          No             Yes             Yes - E

                                                                             CREDIT LEASE
    PROPERTY NAME      DEFEASANCE       ARD        ANTICIPATED       ARD         LOAN         RESIDUAL         CROSS
                                     MORTGAGE      REPAYMENT        SPREAD      (TENANT,        VALUE      COLLATERALIZED
                                        LOAN          DATE                   GUARANTOR OR     INSURANCE
                                                                             RATED PARTY)
Parkway - Yorkway      Defeasance        No                           0.00        No            Yes               No
Apartments

Bloomdale Mobile Home  Defeasance        No                           0.00        No            Yes               No
Park

Maple Grove Mobile     Defeasance        No                           0.00        No            Yes               No
Home Park

Red Bank Apartments    Defeasance        No                           0.00        No            Yes               Yes - D

Speer Mobile Home Park Defeasance        No                           0.00        No            Yes               No

CVS - Alabaster        Defeasance        No                           0.00        No            Yes               No

Stanford Gardens       Defeasance        No                           0.00        No            Yes               Yes - A
Apartments

Katy Building          Defeasance        No                           0.00        No            Yes               No

Downing Street Retail  Defeasance        No                           0.00        No            Yes               No
Center

Stewart Mobile Home    Defeasance        No                           0.00        No            Yes               No
Park

Village at East Fork   Defeasance        No                           0.00        No            Yes               No

Beach Front Hilltop    Defeasance        No                           0.00        No            Yes               No
Acres Mobile Home Park

Willow Cove Mobile     Defeasance        No                           0.00        No            Yes               No
Home Park

Woodland Manufactured  Defeasance        No                           0.00        No            Yes               No
Home Park

Dismuke Apartments     Defeasance        No                           0.00        No            Yes               No

                                    EXHIBIT B

                         Representations and Warranties
    Exhibit B to Mortgage Loan Purchase Agreement dated as of March 22, 2002
                              LB-UBS Series 2002-C1

     Except as set forth on the schedule of exceptions attached hereto as
Schedule I to Exhibit B or as set forth on Schedule II to Exhibit B, the Seller hereby represents and warrants to the Purchaser, with respect to each Mortgage Loan, as of the Closing Date or such other date specified in the particular representation and warranty, that:

         (i) Mortgage Loan Schedule. The information pertaining to such Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of its Due Date in March 2002.

         (ii) Legal Compliance. If such Mortgage Loan was originated by the Seller or an Affiliate of the Seller, then, as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan; and, if such Mortgage Loan was not originated by the Seller or an Affiliate of the Seller, then, to the best of the Seller's knowledge after having performed the type of due diligence customarily performed by prudent institutional commercial and multifamily mortgage lenders, as of the date of its origination, such Mortgage Loan complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan.

         (iii) Ownership of Mortgage Loan. The Seller owns such Mortgage Loan, has good and marketable title thereto, has full right, power and authority to sell, assign and transfer such Mortgage Loan and is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan, exclusive of the servicing rights pertaining thereto; no provision of the Mortgage Note, Mortgage(s) or other loan documents relating to such Mortgage Loan prohibits or restricts the Seller's right to assign or transfer such Mortgage Loan to the Trustee (except with respect to a Loan Pair which may, pursuant to the related Co-Lender and Servicing Agreement, require notice to one or rating agencies, which, if required, has already been provided); no governmental or regulatory approval or consent is required for the sale of such Mortgage Loan by the Seller; and the Seller has validly conveyed to the Trustee a legal and beneficial interest in and to such Mortgage Loan free and clear of any lien, claim or encumbrance of any nature.

         (iv) No Holdback. The proceeds of such Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts to be released pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property) and there is no requirement for future advances thereunder.

         (v) Loan Document Status. Each of the related Mortgage Note, Mortgage(s), Assignment(s) of Leases, if any, and other agreements executed in connection therewith is the legal, valid and binding obligation of the maker thereof (subject to the non-recourse provisions therein and any state anti-deficiency legislation), enforceable in accordance with its terms, except that (A) such enforcement may be limited by (1) bankruptcy, insolvency, receivership, reorganization, liquidation, voidable preference, fraudulent conveyance and transfer, moratorium and/or other similar laws affecting the enforcement of creditors' rights generally, and (2) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and (B) certain provisions in the subject agreement or instrument may be further limited or rendered unenforceable by applicable law, but subject to the limitations set forth in the foregoing clause (A), such limitations will not render that subject agreement or instrument invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided by the subject agreement or instrument; and, in the case of the related Mortgage Note, Mortgage(s) and Assignment(s) of Leases, a legal opinion to such effect was obtained by the originator of such Mortgage Loan at the time of origination. The Mortgage Loan is non-recourse to the Mortgagor or any other Person except for certain nonrecourse carveouts and any applicable guarantees. If such Mortgage Loan has a Cut-off Date Balance of $15 million or more, the related Mortgagor or another Person has agreed to be liable for all liabilities, costs, losses, damages, expenses or claims suffered or incurred by the mortgagee under such Mortgage Loan by reason of or in connection with and to the extent of
                    (A) any material intentional fraud or material intentional misrepresentation by the related Mortgagor and (B) any breach on the part of the related Mortgagor of any environmental representations, warranties and covenants contained in the related Mortgage Loan documents; provided that, instead of any breach described in clause (B) of this sentence, the related Mortgagor or such other Person may instead be responsible for liabilities, costs, losses, damages, expenses and claims resulting from a breach of the obligations and indemnities of the related Mortgagor under the related Mortgage Loan documents relating to hazardous or toxic substances, radon or compliance with environmental laws.

         (vi) No Right of Rescission. As of the date of origination or, if such Mortgage Loan is the 400 Atlantic Street Mortgage Loan, as of the date of the execution of the related Mortgage Note, subject to the limitations and exceptions as to enforceability set forth in paragraph (v) above, there was no valid offset, defense, counterclaim or right to rescission with respect to any of the related Mortgage Note, Mortgage(s) or other agreements executed in connection with such Mortgage Loan; and, as of the Closing Date, subject to the limitations and exceptions as to enforceability set forth in paragraph (v) above, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements executed in connection with such Mortgage Loan; and, to the actual knowledge of the Seller, no such claim has been asserted.

         (vii) Assignments. The assignment of the related Mortgage(s) and Assignment(s) of Leases to the Trustee (or with respect to the Westfield Portfolio Mortgage Loan, the trustee under the Westfield Portfolio Pooling and Servicing Agreement) constitutes the legal, valid, binding and, subject to the limitations and exceptions as to enforceability set forth in paragraph (v) above, enforceable assignment of such documents (provided that the unenforceability of any such assignment based on bankruptcy, insolvency, receivership, reorganization, liquidation, moratorium and/or other similar laws affecting the enforcement of creditors' rights generally or based on general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) shall be a breach of this representation and warranty only upon the declaration by a court with jurisdiction in the matter that such assignment is to be unenforceable on such basis).

         (viii) First Lien. Each related Mortgage is a valid and, subject to the limitations and exceptions in paragraph (v) above, enforceable first lien on the related Mortgaged Property and all buildings thereon, which Mortgaged Property is free and clear of all encumbrances and liens having priority over or on a parity with the first lien of such Mortgage, except for the following (collectively, the "Permitted Encumbrances"):
                    (A) the lien for real estate taxes, water charges, sewer rents and assessments not yet due and payable; (B) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record; (C) exceptions and exclusions specifically referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or title policy commitment); (D) other matters to which like properties are commonly subject; (E) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property; (F) condominium declarations of record and identified in the related lender's title insurance policy (or, if not yet issued, identified in a pro forma title policy or title policy commitment); and (G) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group. With respect to each Mortgage Loan, such Permitted Encumbrances do not, individually or in the aggregate, materially and adversely interfere with the benefits of the security intended to be provided by the related Mortgage, the current principal use or operation of the related Mortgaged Property or the ability of the related Mortgaged Property to generate sufficient cashflow to enable the related Mortgagor to timely pay in full the principal and interest on the related Mortgage Note. If the related Mortgaged Property is operated as a nursing facility or a hospitality property, the related Mortgage, together with any separate security agreement, chattel mortgage or similar agreement and UCC financing statement, if any, establishes and creates a first priority, perfected security interest (subject only to any prior purchase money security interest, revolving credit lines and any personal property leases), to the extent such security interest can be perfected by the recordation of a Mortgage or the filing of a UCC financing statement, in all personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property.

         (ix) Financing Statements. The Seller has, or has caused to be, filed and/or recorded, or submitted for filing and/or recording, in appropriate public filing and recording offices, all UCC-1 financing statements necessary to create and perfect a security interest in and lien on the items of personal property described therein (such description being generally consistent with the practices of prudent commercial mortgage lenders), which personal property includes, in the case of a hospitality property, all furniture, fixtures, equipment and other personal property located at the subject Mortgaged Property that is owned by the related Mortgagor and necessary or material to the operation of the subject Mortgaged Property, to the extent perfection may be effected pursuant to applicable law by recording or filing.

         (x) Taxes and Assessments. All taxes, governmental assessments, ground rents, water charges or sewer rents that prior to the related Due Date in March 2002 became due and payable in respect of, and materially affect, any related Mortgaged Property have been paid, or are not yet delinquent, and the Seller knows of no unpaid tax, assessment, ground rent, water charges or sewer rent that prior to the Closing Date became due and payable in respect of any related Mortgaged Property, or in any such case an escrow of funds in an amount sufficient to cover such payments has been established.

         (xi) No Material Damage. As of the date of its origination and, to the actual knowledge of the Seller, as of the Closing Date, there was no proceeding pending for the total or partial condemnation of any related Mortgaged Property that materially affects the value thereof, and each such Mortgaged Property was free of material damage. If such Mortgage Loan has a Cut-off Date Balance of $15 million or more, then (except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage or other loan documents relating to such Mortgage Loan, and subject to any rights of the lessor under any related Ground Lease) any condemnation awards will be applied either to the repair or restoration of all or part of the related Mortgaged Property or the reduction of the outstanding principal balance of such Mortgage Loan.

         (xii) Title Insurance. Each related Mortgaged Property is covered by an ALTA (or its equivalent) lender's title insurance policy issued by a nationally recognized title insurance company, insuring that each related Mortgage is a valid first lien on such Mortgaged Property in the original principal amount of such Mortgage Loan after all advances of principal, subject only to Permitted Encumbrances, or there is a binding commitment or binding pro forma from a title insurer qualified and/or licensed in the applicable jurisdiction, as required, to issue such policy; such title insurance policy, if issued, is in full force and effect, all premiums have been paid, is freely assignable and will inure solely to the benefit of the Trustee as mortgagee of record (or with respect to the Westfield Portfolio Mortgage Loan, the trustee under the Westfield Portfolio Pooling and Servicing Agreement), or any such commitment or binding pro forma is a legal, valid and binding obligation of such insurer; no claims have been made by the Seller under such title insurance policy, if issued; and neither the Seller nor, to the best of the Seller's knowledge, any Affiliate of the Seller, has done, by act or omission, anything that would materially impair the coverage of any such title insurance policy; such policy or commitment or binding pro forma contains no exclusion for (or alternatively it insures, unless such coverage is unavailable in the relevant jurisdiction) (A) access to a public road, (B) that there is no material encroachment by any improvements on the Mortgaged Property, and (C) that the area shown on the survey materially conforms to the legal description of the Mortgaged Property.

         (xiii) Property Insurance. As of the date of its origination and, to the best of the Seller's knowledge, as of the Closing Date, all insurance required under each related Mortgage was in full force and effect with respect to each related Mortgaged Property; such insurance covered (except where a tenant under a lease is permitted to self-insure) such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, and included (A) fire and extended perils insurance, in an amount (subject to a customary deductible) at least equal to 100% of the full insurable replacement cost of the improvements located on such Mortgaged Property (except to the extent not permitted by applicable law and then in such event in an amount at least equal to the initial principal balance of such Mortgage Loan, or the portion thereof allocable to such Mortgaged Property, together with an "agreed value endorsement"), (B) business interruption or rental loss insurance for a period of not less than 12 months, (C) comprehensive general liability insurance in an amount not less than $1 million per occurrence, (D) workers' compensation insurance (if the related Mortgagor has employees and if required by applicable law), and (E) if (1) such Mortgage Loan is secured by a Mortgaged Property located in the State of California in or "seismic zone" 3 or 4 and (2) a seismic assessment revealed a maximum probable or bounded loss in excess of 20% of the amount of the estimated replacement cost of the improvements on such Mortgaged Property, earthquake insurance; it is an event of default under such Mortgage Loan if the above-described insurance coverage is not maintained by the related Mortgagor, and any reasonable out-of-pocket costs and expenses incurred by the mortgagee in connection with such default in obtaining such insurance coverage are recoverable from the related Mortgagor; the related Mortgage Loan documents require that the related insurance policies provide that they may not be terminated or reduced without at least 10 days' prior notice to the mortgagee and, to the Seller's knowledge, it has not received any such notice; the related insurance policies (other than those limited to liability protection) name the mortgagee and its successors as loss payee; no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller; all premiums under any such insurance policy have been paid through the related Due Date in March 2002; all such insurance policies are required to be maintained with insurance companies having "financial strength" or "claims paying ability" ratings of at least "A:VIII" from A.M. Best Company or at least "BBB+" (or equivalent) from a nationally recognized statistical rating agency; and, except for certain amounts not greater than amounts which would be considered prudent by an institutional commercial mortgage lender with respect to a similar mortgage loan and which are set forth in the related Mortgage or other loan documents relating to such Mortgage Loan, and subject to the rights of the lessor under any related Ground Lease, any insurance proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property or the reduction of the outstanding principal balance of such Mortgage Loan.

         (xiv) No Material Defaults. Other than payments due but not yet 30 days or more delinquent, there is, to the actual knowledge of the Seller, (A) no material default, breach, violation or event of acceleration existing under the related Mortgage Note, the related Mortgage or other loan documents relating to such Mortgage Loan, and (B) no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration under any of such documents; the Seller has not waived any other material default, breach, violation or event of acceleration under any of such documents; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Exhibit B. The Seller has not waived any other material default, breach, violation or event of acceleration under any of such documents. Under the terms of such Mortgage Loan, no person or party other than the mortgagee or its servicing agent may declare an event of default or accelerate the related indebtedness under such Mortgage Loan.

         (xv) No Payment Delinquency. As of the Closing Date, such Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Monthly Payment.

         (xvi) Interest Accrual Basis. Such Mortgage Loan accrues interest on an Actual/360 Basis or on a 30/360 Basis; and such Mortgage Loan accrues interest (payable monthly in arrears) at a fixed rate of interest throughout the remaining term thereof (except if such Mortgage Loan is an ARD Mortgage Loan, in which case the accrual rate for interest will increase after its Anticipated Repayment Date, and except in connection with the occurrence of a default and the accrual of default interest).

         (xvii) Subordinate Debt. Except as set forth on Schedule II-xvii to Exhibit B, each related Mortgage or other loan document relating to such Mortgage Loan does not provide for or permit, without the prior written consent of the holder of the related Mortgage Note, any related Mortgaged Property to secure any other promissory note or debt (other than another Mortgage Loan in the Trust Fund or, if such Mortgage Loan is the 400 Atlantic Street Mortgage Loan or the Westfield Portfolio Mortgage Loan, the 400 Atlantic Street Companion Loan or the Westfield Non-Trust Loan, respectively).

         (xviii) Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code. Accordingly, either as of the date of origination or the Closing Date, the fair market value of the real property securing such Mortgage Loan was not less than 80% of the "adjusted issue price" (within the meaning of the REMIC Provisions) of such Mortgage Loan. For purposes of the preceding sentence, the fair market value of the real property securing such Mortgage Loan was first reduced by the amount of any lien on such real property that is senior to the lien that secures such Mortgage Loan, and was further reduced by a proportionate amount of any lien that is on a parity with the lien that secures such Mortgage Loan.

         (xix) Prepayment Consideration. Prepayment Premiums and Yield Maintenance Charges payable with respect to such Mortgage Loan, if any, constitute "customary prepayment penalties" within the meaning of Treasury regulation section 1.860G-1(b)(2).

         (xx) Environmental Conditions. One or more environmental site assessments or transaction screens, or one or more updates of a previously conducted environmental assessment or transaction screen, were performed by an environmental consulting firm independent of the Seller and the Seller's Affiliates with respect to each related Mortgaged Property during the 12-month period preceding the Cut-off Date, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s), transaction screen(s) and/or update(s) referenced herein, has no knowledge of, and has not received actual notice of, any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s); all such environmental site assessments and transaction screens met ASTM requirements; and none of the environmental reports reveal any circumstances or conditions that are in violation of any applicable environmental laws, or if such report does reveal such circumstances, then (1) the same have been remediated in all material respects, (2) sufficient funds have been escrowed or a letter of credit or other instrument has been delivered for purposes of covering the estimated costs of such remediation, (3) the related Mortgagor or other responsible party is currently taking remedial or other appropriate action to address the environmental issue consistent with the recommendations in such site assessment,
                    (4) the cost of the environmental issue relative to the value of such Mortgaged Property was de minimis, or (5) environmental insurance has been obtained.

         (xxi) Realization Against Real Estate Collateral. The related Mortgage Note, Mortgage(s), Assignment(s) of Leases and other loan documents securing such Mortgage Loan, if any, contain customary and, subject to the limitations and exceptions as to enforceability in paragraph (v) above, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property or Properties of the principal benefits of the security intended to be provided thereby, including realization by judicial or, if applicable, non-judicial foreclosure.

         (xxii) Bankruptcy. To the best of the Seller's knowledge, after due inquiry, the related Mortgagor is not a debtor in any bankruptcy, reorganization, insolvency or comparable proceeding.

         (xxiii) Loan Security. Such Mortgage Loan is secured by either a mortgage on a fee simple interest or a leasehold estate in a commercial property or multifamily property, including the related Mortgagor's interest in the improvements on the related Mortgaged Property.

         (xxiv) Amortization. Such Mortgage Loan does not provide for negative amortization unless such Mortgage Loan is an ARD Mortgage Loan, in which case it may occur only after the Anticipated Repayment Date.

         (xxv) Whole Loan. Such Mortgage Loan is a whole loan, contains no equity participation by the lender or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

         (xxvi) Due-on-Encumbrance. Each Mortgage Loan contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the mortgagee or Rating Agency confirmation that an Adverse Rating Event would not occur, any related Mortgaged Property or interest therein, is directly or indirectly encumbered in connection with subordinate financing, except in the case of the 400 Atlantic Street Mortgage Loan and the Westfield Portfolio Mortgage Loan, no such consent has been granted by the Seller. To the Seller's knowledge, except in the case of the 400 Atlantic Street Mortgage Loan and the Westfield Portfolio Mortgage Loan, no related Mortgaged Property is encumbered in connection with subordinate financing; however, if the related Mortgaged Property is listed on Schedule II-xxvi to Exhibit B hereto, then certain equity holders in the related Mortgagor are known to the Seller to have incurred debt secured by their ownership interest in the related Mortgagor.

         (xxvii) Due-on-Sale. Except with respect to transfers of certain non-controlling and/or minority interests in the related Mortgagor as specified in the related Mortgage or with respect to transfers of interests in the related Mortgagor between immediate family members and with respect to transfers by devise, by descent or by operation of law upon the death or incapacity of a person having an interest in the related Mortgagor, each Mortgage Loan contains either
                    (A) provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if any related Mortgaged Property or interest therein is directly or indirectly transferred or sold without the prior written consent of the mortgagee, or (B) provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if any related Mortgaged Property or interest therein is directly or indirectly transferred or sold without the related Mortgagor having satisfied certain conditions specified in the related Mortgage with respect to permitted transfers (which conditions are consistent with the practices of prudent commercial mortgage lenders).

         (xxviii) Borrower Concentration. Except as set forth on Schedule II-xxviii to Exhibit B, such Mortgage Loan, together with any other Mortgage Loan made to the same Mortgagor or to an Affiliate of such Mortgagor, does not represent more than 5% of the Initial Pool Balance.

         (xxix) Waivers; Modifications. Except as set forth in a written instrument included in the related Mortgage File, or, with respect to the Westfield Portfolio Mortgage Loan, either in a written instrument included in the related Mortgage File, or in a written instrument included in the related mortgage file for the Westfield Portfolio Other Securitization, the terms of the related Mortgage Note, the related Mortgage(s) and any related loan agreement and/or lock-box agreement have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner, nor has any portion of a related Mortgaged Property been released from the lien of the related Mortgage to an extent or in a manner that in any such event materially interferes with the security intended to be provided by such document or instrument.

         (xxx) Inspection. Each related Mortgaged Property was inspected by or on behalf of the related originator during the six-month period prior to the related origination date.

         (xxxi) Property Release. The terms of the related Mortgage Note, Mortgage(s) or other loan document securing such Mortgage Loan do not provide for the release from the lien of such Mortgage of any material portion of the related Mortgaged Property that is necessary to the operation of such Mortgaged Property and was given material value in the underwriting of such Mortgage Loan at origination, without
                    (A) payment in full of such Mortgage Loan, (B) delivery of Defeasance Collateral in the form of "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), (C) delivery of substitute real property collateral, or (D) payment of a release price equal to at least 110% of the amount of such Mortgage Loan allocated to the related Mortgaged Property subject to the release.

         (xxxii) Qualifications; Licensing; Zoning. The related Mortgagor has covenanted in the Mortgage Loan documents to maintain the related Mortgaged Property in compliance in all material respects with, to the extent it is not grandfathered under, all applicable laws, zoning ordinances, rules, covenants and restrictions affecting the construction, occupancy, use and operation of such Mortgaged Property, and the related originator performed the type of due diligence in connection with the origination of such Mortgage Loan customarily performed by prudent institutional commercial and multifamily mortgage lenders with respect to the foregoing matters; the Seller has received no notice of any material violation of any applicable laws, zoning ordinances, rules, covenants or restrictions affecting the construction, occupancy, use or operation of the related Mortgaged Property; to the Seller's knowledge (based on surveys, opinions, letters from municipalities and/or title insurance obtained in connection with the origination of such Mortgage
                    Loan), no improvement that was included for the purpose of determining the appraised value of the related Mortgaged Property at the time of origination of such Mortgage Loan lay outside the boundaries and building restriction lines of such property to an extent which would have a material adverse affect on the related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by the title insurance referred to in paragraph (xii) above), and no improvements on adjoining properties encroached upon such Mortgaged Property to any material extent.

         (xxxiii) Property Financial Statements. The related Mortgagor has covenanted in the Mortgage Loan documents to deliver to the mortgagee monthly, quarterly and/or annual operating statements and rent rolls of each related Mortgaged Property.

         (xxxiv) Single Purpose Entity. If such Mortgage Loan has a Cut-off Date Balance in excess of $15 million, then the related Mortgagor is obligated by its organizational documents and/or the related Mortgage Loan documents to be a Single Purpose Entity for so long as such Mortgage Loan is outstanding; and if such Mortgage Loan has a Cut-off Date Balance less than $15 million, the related Mortgagor is obligated by its organizational documents and/or the related Mortgage Loan documents to own the related Mortgaged Property and no other material asset unrelated to such Mortgaged Property and, except as permitted by the related Mortgage Loan documents, not to incur other financing, for so long as such Mortgage Loan is outstanding.

         (xxxv) Advancing of Funds. No advance of funds has been made, directly or indirectly, by the originator or the Seller to the related Mortgagor other than pursuant to the related Mortgage Note; and, to the actual knowledge of the Seller, no funds have been received from any Person other than such Mortgagor for or on account of payments due on the related Mortgage Note.

         (xxxvi) Legal Proceedings. To the Seller's actual knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the related Mortgagor or any related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of such Mortgaged Property or the ability of such Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

         (xxxvii) Usury. Such Mortgage Loan complied with or was exempt from all applicable usury laws in effect at its date of origination.

         (xxxviii)  Originator Duly Authorized. To the extent required under applicable law as of the Closing Date, the originator of such Mortgage Loan was qualified and authorized to do business in each jurisdiction in which a related Mortgaged Property is located at all times when it held such Mortgage Loan to the extent necessary to ensure the enforceability of such Mortgage Loan.

         (xxxix) Trustee under Deed of Trust. If the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage, and no fees and expenses are payable to such trustee except in connection with a trustee sale of the related Mortgaged Property following a default or in connection with the release of liens securing such Mortgage Loan.


         (xl) Cross-Collateralization. Unless such Mortgage Loan is the 400 Atlantic Street Mortgage Loan or the Westfield Portfolio Mortgage Loan, the related Mortgaged Property is not, to the Seller's knowledge, collateral or security for any mortgage loan that is not in the Trust Fund; if such Mortgage Loan is cross-collateralized, it is cross-collateralized only with other Mortgage Loans in the Trust Fund. The security interest/lien on each material item of collateral for such Mortgage Loan has been assigned to the Trustee, or with respect to the Westfield Portfolio Mortgage Loan, the trustee under the Westfield Portfolio Pooling and Servicing Agreement.

         (xli) Flood Hazard Insurance. None of the improvements on any related Mortgaged Property are located in a flood hazard area as defined by the Federal Insurance Administration or, if they are, the related Mortgagor has obtained flood hazard insurance.

         (xlii) Engineering Assessments. One or more engineering assessments or updates of a previously conducted engineering assessment were performed by an Independent engineering consulting firm on behalf of the Seller or one of its Affiliates with respect to each related Mortgaged Property during the 12-month period preceding the Cut-off Date, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with such assessment(s) and or update(s), does not have any knowledge of any material and adverse engineering condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s); and, to the extent such assessments revealed deficiencies, deferred maintenance or similar conditions, either (A) the estimated cost has been escrowed or a letter of credit has been provided, (B) repairs have been made or
                    (C) the scope of the deferred maintenance relative to the value of such Mortgaged Property was de minimis.

         (xliii) Escrows. All escrow deposits and payments relating to such Mortgage Loan are under control of the Seller or the servicer of such Mortgage Loan and all amounts required as of the date hereof under the related Mortgage Loan documents to be deposited by the related Mortgagor have been deposited. The Seller is transferring to the Trustee (or with respect to the Westfield Portfolio Mortgage Loan, has transferred to the trustee under the Westfield Portfolio Pooling and Servicing Agreement) all of its right, title and interest in and to such amounts.

         (xliv) Licenses, Permits and Authorizations. The related Mortgagor has represented in the related Mortgage Loan documents that it was, and to the actual knowledge of the Seller, as of the date of origination of such Mortgage Loan, such Mortgagor, the related lessee, franchisor or operator was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged Property by such Mortgagor, which were valid and in full force and effect.

         (xlv) Origination, Servicing and Collection Practices. The origination, servicing and collection practices used by the Seller or any prior holder of the Mortgage Note have been in all respects legal and have met customary industry standards.

         (xlvi) Fee Simple. Except as set forth in Schedule II-xlvi to Exhibit B, such Mortgage Loan is secured in whole or in material part by a fee simple interest.

         (xlvii) Leasehold Interest Only. If such Mortgage Loan is secured in whole or in material part by the interest of the related Mortgagor as a lessee under a Ground Lease but not by the related fee interest, then:

                    (A) such Ground Lease or a memorandum thereof has been or will be duly recorded and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date;

                    (B) upon the foreclosure of such Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to the Trustee without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the Trustee and its successors without a need to obtain the consent of such lessor (or, if any such consent is required, it has been obtained prior to the Closing Date or may not be unreasonably withheld);

                    (C) such Ground Lease may not be amended or modified without the prior written consent of the mortgagee under such Mortgage Loan and any such action without such consent is not binding on such mortgagee, its successors or assigns;

                    (D) unless otherwise set forth in such Ground Lease, such Ground Lease does not permit any increase in the amount of rent payable by the ground lessee thereunder during the term of such Mortgage Loan;

                    (E) such Ground Lease was in full force and effect as of the date of origination of the related Mortgage Loan, and to the actual knowledge of the Seller, at the Closing Date, such Ground Lease is in full force and effect; to the actual knowledge of the Seller, except for payments due but not yet 30 days or more delinquent, (1) there is no material default under such Ground Lease, and (2) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease;

                    (F) such Ground Lease, or an estoppel or consent letter received by the mortgagee under such Mortgage Loan from the lessor, requires the lessor thereunder to give notice of any default by the lessee to such mortgagee; and such Ground Lease, or an estoppel or consent letter received by the mortgagee under such Mortgage Loan from the lessor, further provides either (1) that no notice of termination given under such Ground Lease is effective against such mortgagee unless a copy has been delivered to the mortgagee in the manner described in such Ground Lease, estoppel or consent letter or (2) that upon any termination of such Ground Lease the lessor will enter into a new lease with such mortgagee upon such mortgagee's request;

                    (G) based upon the related policy of title insurance, the ground lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related ground lessor's related fee interest and any Permitted Encumbrances;

                    (H) the mortgagee under such Mortgage Loan is permitted a reasonable opportunity to cure any curable default under such Ground Lease (not less than the time provided to the related lessee under such ground lease to cure such default) before the lessor thereunder may terminate or cancel such Ground Lease;

                    (I) such Ground Lease has a currently effective term (exclusive of any unexercised extension options set forth therein) that extends not less than 20 years beyond the Stated Maturity Date of the related Mortgage Loan;

                    (J) under the terms of such Ground Lease, any estoppel or consent letter received by the mortgagee under such Mortgage Loan from the lessor and the related Mortgage Loan documents, taken together, any related insurance proceeds, other than de minimis amounts for minor casualties, with respect to the leasehold interest, or condemnation proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment of the outstanding principal balance of the Mortgage Loan, together with any accrued interest thereon;

                    (K) such Ground Lease does not impose any restrictions on use or subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender;

                    (L) upon the request of the mortgagee under such Mortgage Loan, the ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason prior to the expiration of the term thereof, including as a result of the rejection of the Ground Lease in a bankruptcy of the related Mortgagor unless the mortgagee under such Mortgage Loan fails to cure a default of the lessee under such Ground Lease following notice thereof from the lessor; and

                    (M) the terms of the related Ground Lease have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage, except as set forth in an instrument or document contained in the related Mortgage File.

         (xlviii) Fee Simple and Leasehold Interest. If such Mortgage Loan is secured in whole or in part by the interest of the related Mortgagor under a Ground Lease and by the related fee interest, then (A) such fee interest is subject, and subordinated of record, to the related Mortgage, (B) the related Mortgage does not by its terms provide that it will be subordinated to the lien of any other mortgage or other lien upon such fee interest, and (C) upon occurrence of a default under the terms of the related Mortgage by the related Mortgagor, the mortgagee under such Mortgage Loan has the right (subject to the limitations and exceptions set forth in paragraph (v) above) to foreclose upon or otherwise exercise its rights with respect to such fee interest.

         (xlix) Tax Lot; Utilities. Each related Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related title insurance policy; and each related Mortgaged Property is served by a public or other acceptable water system, a public sewer (or, alternatively, a septic) system, and other customary utility facilities.

         (l) Defeasance. If such Mortgage Loan is a Defeasance Loan, the related Mortgage Loan documents require the related Mortgagor to pay all reasonable costs associated with the defeasance thereof, and either: (A) require the prior written consent of, and compliance with the conditions set by, the holder of such Mortgage Loan for defeasance, (B) require that (1) defeasance may not occur prior to the second anniversary of the Closing Date, (2) the Defeasance Collateral must be government securities within the meaning of Treasury regulation section 1.860G-2(a)(8)(i) and must be sufficient to make all scheduled payments under the related Mortgage Note when due (assuming for each ARD Mortgage Loan that it matures on its Anticipated Repayment Date) or, in the case of a partial defeasance that effects the release of a material portion of the related Mortgaged Property, to make all scheduled payments under the related Mortgage Note on that part of such Mortgage Loan equal to at least 110% of the allocated loan amount of the portion of the Mortgaged Property being released, (3) an independent accounting firm (which may be the Mortgagor's independent accounting firm) certify that the Defeasance Collateral is sufficient to make such payments, (4) the Mortgage Loan be assumed by a successor entity designated by the holder of such Mortgage Loan, and (5) counsel provide an opinion letter to the effect that the Trustee (or with respect to the Westfield Portfolio Mortgage Loan, the trustee under the Westfield Portfolio Pooling and Servicing Agreement) has a perfected security interest in such Defeasance Collateral prior to any other claim or interest, or (C) if such Mortgage Loan has a Cut-off Date Balance in excess of $15,000,000, provide that the defeasance of such Mortgage Loan is subject to rating confirmation by the Rating Agencies.

         (li) Primary Servicing Rights. Except with respect to the servicer under the Westfield Portfolio Pooling and Servicing Agreement, which servicer has been granted the right to primary service the Westfield Portfolio Mortgage Loan, no Person has been granted or conveyed the right to primary service such Mortgage Loan or receive any consideration in connection therewith except (A) as contemplated in this Agreement with respect to primary servicers that are to be sub-servicers of the Master Servicer, (B) as has been conveyed to First Union, in its capacity as a primary servicer, or (C) as has been terminated.

         (lii) Mechanics' and Materialmen's Liens. To the Seller's knowledge, as of origination (A) the related Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens that are not bonded or escrowed for, and
                    (B) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage. The Seller has not received actual notice with respect to such Mortgage Loan that any mechanics' and materialmen's liens have encumbered such Mortgaged Property since origination that have not been released, bonded or escrowed for.

         (liii) Due Date. The Due Date for such Mortgage Loan is scheduled to be the first day or the eleventh day of each month.

         (liv) Assignment of Leases. Subject only to Permitted Encumbrances, the related Assignment of Leases set forth in or separate from the related Mortgage and delivered in connection with such Mortgage Loan establishes and creates a valid and, subject only to the exceptions in paragraph (v) above, enforceable first priority lien and first priority security interest in the related Mortgagor's right to receive payments due under any and all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the related Mortgaged Property subject to the related Mortgage, except that a license may have been granted to the related Mortgagor to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases; and each assignor thereunder has the full right to assign the same.

         (lv) Borrower Formation or Incorporation. To the Seller's knowledge, the related Mortgagor is a Person formed or incorporated in a jurisdiction within the United States.

         (lvi) No Ownership Interest in Borrower. The Seller has no ownership interest in the related Mortgaged Property or the related Borrower other than as the holder of such Mortgage Loan being sold and assigned, and the Seller has no obligation to make any capital contributions to the related Borrower under the Mortgage or any other related Mortgage Loan document.

         (lvii) No Undisclosed Common Ownership. To the Seller's knowledge, no two properties securing Mortgage Loans are directly or indirectly under common ownership except to the extent that such common ownership has been specifically disclosed in the Mortgage Loan Schedule.

         (lviii) Loan Outstanding. Such Mortgage Loan has not been satisfied in full, and except as expressly contemplated by the related loan agreement or other documents contained in the related Mortgage File, no material portion of the related Mortgaged Property has been released.

         (lix) Property Description. If such Mortgage Loan has a Cut-off Date Balance in excess of $15,000,000, then the Seller has obtained or received (and, in the case of mortgage loans with principal balances below $15,000,000, it is the practice of the Seller to obtain or receive) an as-built survey, a survey recertification, a site plan, a recorded plat or the like with respect to each related Mortgaged Property which satisfied, or the Seller otherwise satisfied (or, in the case of mortgage loans with principal balances below $15,000,000, for the Seller to otherwise satisfy), the requirements of the related title insurance company for deletion of the standard general exceptions for encroachments, boundary and other survey matters and for easements not shown by the public records from the related title insurance policy, except with respect to any related Mortgaged Property located in a jurisdiction (such as the State of Texas where survey title insurance coverage is prohibited by law) in which the exception for easements not shown by the public records could not be deleted and such standard general exception is customarily accepted by prudent commercial mortgage lenders in such jurisdiction (and except that, if such Mortgage Loan has a Cut-off Date Balance of below $15,000,000, then the Seller may have waived its general practices described above).

         (lx) ARD Mortgage Loan. If such Mortgage Loan is an ARD Mortgage Loan and has a Cut-off Date Balance of $15,000,000 or more, then:

                    (A) the related Anticipated Repayment Date is not less than five years from the origination date for such Mortgage Loan;

                    (B) such Mortgage Loan provides that from the related Anticipated Repayment Date through the maturity date for such Mortgage Loan, all excess cash flow (net of normal monthly debt service on such Mortgage Loan, monthly expenses reasonably related to the operation of the related Mortgaged Property, amounts due for reserves established under such Mortgage Loan, and payments for any other expenses, including capital expenses, related to such Mortgaged Property which are approved by mortgagee) will be applied to repay principal due under such Mortgage Loan; and

                    (C) no later than the related Anticipated Repayment Date, the related Mortgagor is required (if it has not previously done so) to enter into a "lockbox agreement" whereby all revenue from the related Mortgaged Property will be deposited directly into a designated account controlled by the mortgagee under such Mortgage Loan.

         (lxi) Appraisal. An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Mortgage Loan; and such appraisal satisfied either (A) the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, or (B) the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, in either case as in effect on the date such Mortgage Loan was originated.

         (lxii) Westfield Document Delivery. An Affiliate of the Seller is in material compliance with all document delivery requirements related to the Westfield

                    Portfolio Non-Trust Loan under the Westfield Portfolio Pooling and Servicing Agreement.

                             SCHEDULE I TO EXHIBIT B

                Exceptions to the Representations and Warranties

                           Schedule I to Exhibit B to
           Mortgage Loan Purchase Agreement dated as of March 22, 2002
                              LB-UBS Series 2002-C1

EXCEPTIONS TO REPRESENTATION (V):  LOAN DOCUMENT STATUS

----------------------------------------------------------------------------------------------------------------------
CONTROL NUMBER                PROPERTY                                             ISSUE
----------------------------------------------------------------------------------------------------------------------
96               Lawndale Mobile Plaza, Inc.          The Mortgage Loan is fully recourse to principals of the
                                                      Borrower.
----------------------------------------------------------------------------------------------------------------------
100              Staples - Murrieta                   The Mortgage Loan is fully recourse to a principal of the
                                                      Borrower.
----------------------------------------------------------------------------------------------------------------------
124              Red Bank Apartments                  The Mortgage Loan is fully recourse to the Borrower for the first three years.
----------------------------------------------------------------------------------------------------------------------
133              Stewart Mobile Home Park             The Mortgage Loan is fully recourse to a principal of the
                                                      Borrower.
----------------------------------------------------------------------------------------------------------------------
134              Village at East Fork                 The Mortgage Loan is fully recourse to a principal of the
                                                      Borrower.
----------------------------------------------------------------------------------------------------------------------
137              Beach Front Hilltop Acres Mobile     The Mortgage Loan is fully recourse to a principal of the
                 Home Park                            Borrower.
----------------------------------------------------------------------------------------------------------------------
138              Willow Cove Mobile Home Park         The Mortgage Loan is fully recourse to a principal of the
                                                      Borrower.
----------------------------------------------------------------------------------------------------------------------
139              Woodland Manufactured Home Park      The Mortgage Loan is fully recourse to a principal of the
                                                      Borrower.
----------------------------------------------------------------------------------------------------------------------


EXCEPTION TO REPRESENTATION (XI):  NO MATERIAL DAMAGE

----------------------------------------------------------------------------------------------------------------------
34               35 Ryerson                           In April 2001, the fifth and sixth floors of the property were damaged by a fire.  The property has been substantially
                                                      restored.  The lender is holding an $895,000 reserve to cover any remaining cost of restoration.
----------------------------------------------------------------------------------------------------------------------

EXCEPTION TO REPRESENTATION (XIII):  PROPERTY INSURANCE

----------------------------------------------------------------------------------------------------------------------
7                Westfield Portfolio                  The related borrower maintains property insurance through a blanket policy with a primary layer of coverage and several excess layers of coverage, with the excess layers provided by several insurance carriers.  Not all of the insurance carriers for the excess layers have a "AA" rating.
----------------------------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION (XIV):  NO MATERIAL DEFAULTS

----------------------------------------------------------------------------------------------------------------------
CONTROL NUMBER                PROPERTY                                             ISSUE
----------------------------------------------------------------------------------------------------------------------
2                400 Atlantic Street                  The holder of the 400 Atlantic Street Companion Loan (not an asset of the trust fund) does not have the right to declare an event of default or accelerate the indebtedness but, under certain circumstances, it may have the right to advise and direct the special servicer.
----------------------------------------------------------------------------------------------------------------------
7                Westfield Portfolio                  The mortgagee or servicing agent under the securitization in which the Westfield Portfolio Senior Loan (not an asset of the trust fund) is an asset may declare an event of default or accelerate the related indebtedness under the Westfield
                                                      Portfolio Mortgage Loan; however, under certain circumstances, the lender may have the right to advise and direct the special servicer under the other securitization.
----------------------------------------------------------------------------------------------------------------------


EXCEPTIONS TO REPRESENTATION (XX):  ENVIRONMENTAL CONDITIONS

----------------------------------------------------------------------------------------------------------------------
53               Shoreline Plaza Shopping Center      The environmental site assessment was performed more than 12 months prior to the Cut-off Date.
----------------------------------------------------------------------------------------------------------------------
84               25 Avenue C                          The environmental site assessment was performed more than 12 months prior to the Cut-off Date.
----------------------------------------------------------------------------------------------------------------------
120              Bloomdale Mobile Home Park           The environmental site assessment was performed more than 12 months prior to the Cut-off Date.
----------------------------------------------------------------------------------------------------------------------
140              Dismuke Apartments                   The environmental site assessment was performed more than 12 months prior to the Cut-off Date.
----------------------------------------------------------------------------------------------------------------------


EXCEPTION TO REPRESENTATION (XXVI):  DUE-ON-ENCUMBRANCE

----------------------------------------------------------------------------------------------------------------------s
2                400 Atlantic Street                  The 400 Atlantic Street Companion Loan (not an asset of the trust fund) is secured by the 400 Atlantic Street Mortgaged
                                                      Property.
----------------------------------------------------------------------------------------------------------------------


EXCEPTION TO REPRESENTATION (XXXVI):  LEGAL PROCEEDINGS

----------------------------------------------------------------------------------------------------------------------
7                Westfield Portfolio                  In connection with the September 11, 2001 terrorist attack on the World Trade Center, certain insurance companies have filed for actions for declaratory judgement against the manager of the Westfield Portfolio Mortgaged Properties and the parent of the Westfield Portfolio Borrower seeking a determination that the damage constitutes one insurance loss and not multiple separate and unconnected losses.
----------------------------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION (XL):  CROSS-COLLATERALIZATION

----------------------------------------------------------------------------------------------------------------------
CONTROL NUMBER                        PROPERTY                                            ISSUE
----------------------------------------------------------------------------------------------------------------------
2                400 Atlantic Street                                 The 400 Atlantic Street Companion Loan (not an
                                                                     asset of the trust fund) is secured by the 400
                                                                     Atlantic Street Mortgaged Property.
----------------------------------------------------------------------------------------------------------------------
7                Westfield Portfolio                                 The Westfield Portfolio Senior Loan (not an
                                                                     asset of the trust fund) is secured by the
                                                                     Westfield  Portfolio Mortgaged Properties.
----------------------------------------------------------------------------------------------------------------------


EXCEPTIONS TO REPRESENTATION (XLII):  ENGINEERING ASSESSMENTS

----------------------------------------------------------------------------------------------------------------------
14               Food 4 Less Shopping Center - Hollywood             The engineering assessment was performed more
                                                                     than 12 months prior to the Cut-off Date.
----------------------------------------------------------------------------------------------------------------------
23               Food 4 Less Shopping Center- Boyle Heights          The engineering assessment was performed more
                                                                     than 12 months prior to the Cut-off Date.
----------------------------------------------------------------------------------------------------------------------
53               Shoreline Plaza Shopping Center                     The engineering assessment was performed more
                                                                     than 12 months prior to the Cut-off Date.
----------------------------------------------------------------------------------------------------------------------
84               25 Avenue C                                         The engineering assessment was performed more
                                                                     than 12 months prior to the Cut-off Date.
----------------------------------------------------------------------------------------------------------------------
120              Bloomdale Mobile Home Park                          The engineering assessment was performed more
                                                                     than 12 months prior to the Cut-off Date.
----------------------------------------------------------------------------------------------------------------------
140              Dismuke Apartments                                  The engineering assessment was performed more
                                                                     than 12 months prior to the Cut-off Date.
----------------------------------------------------------------------------------------------------------------------


EXCEPTION TO REPRESENTATION (XLIII):  ESCROWS

----------------------------------------------------------------------------------------------------------------------
7                Westfield Portfolio                                 The reserves are being collected and held by
                                                                     the holder of the Westfield Portfolio Senior
                                                                     Loan (the trustee under pooling agreement for
                                                                     LB-UBS Series 2000-C3)."
----------------------------------------------------------------------------------------------------------------------

                                           Schedule II to Exhibit B
               Exceptions to the Representations and Warranties Schedule II to Exhibit B to Mortgage
                      Loan Purchase Agreement dated as of March 22, 2002 LB-UBS Series 2002-C1


SCHEDULE II-xvii PROPERTIES SUBJECT TO SUBORDINATE DEBT

-------------------------------------------------------------------------------------------------------------
CONTROL NUMBER                  PROPERTY                                        ISSUE
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
2                400 Atlantic Street                     The 400 Atlantic Street Companion Loan (not an
                                                         asset of the trust fund) is secured by the 400
                                                         Atlantic Street Mortgaged Property.
-------------------------------------------------------------------------------------------------------------
7                Westfield Portfolio                     The Westfield Portfolio Senior Loan (not an asset
                                                         of the trust fund) is secured by the Westfield
                                                         Portfolio Mortgaged Properties.
-------------------------------------------------------------------------------------------------------------


SCHEDULE II - xxvi - EQUITY HOLDERS

---------------------------------------------------------------------------
CONTROL NUMBER                           PROPERTY
---------------------------------------------------------------------------
2                400 Atlantic Street
---------------------------------------------------------------------------
6                235 Second Street
---------------------------------------------------------------------------
26               Lakeside at Loudoun Building II
---------------------------------------------------------------------------
36               Lakeside at Loudoun Building I
---------------------------------------------------------------------------


SCHEDULE II - xxviii - BORROWER CONCENTRATION

--------------------------------------------------------------------------------------------------------------------------
8                270 Corporate Center II                 The properties are under common ownership and represent 5.7% of the initial mortgage pool balance.
-------------------------------------------------------
9                Metro Park North
-------------------------------------------------------
12               270 Corporate Center I
--------------------------------------------------------------------------------------------------------------------------


SCHEDULE II - xlvi - EXCEPTIONS TO FEE SIMPLE REPRESENTATION

--------------------------------------------------------------------------------
53 Shoreline Plaza Shopping Center - the loan is secured by an overlapping fee mortgage and leasehold mortgage.
--------------------------------------------------------------------------------
132     Downing Street Retail Center

--------------------------------------------------------------------------------

                                   EXHIBIT C-1

                    OPINION OF CADWALADER, WICKERSHAM & TAFT

                                   EXHIBIT C-2

                   OPINIONS OF IN-HOUSE COUNSEL TO THE SELLER,
                   THE ADDITIONAL PARTY AND THE CO-INDEMNITOR